This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been used by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG, that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

'c'2000. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

! cwalt.cdi
!
! Reverse engineered by and property of Intex Solutions, Inc. (elf) ! Copyright (c) 1999 and all rights reserved. Intex Solutions will ! not be held liable for the accuracy of this data nor for
! the accuracy of information which is derived from this data.
!
!
       DEALER:           UBS
       DEAL SIZE:        $335000000.0
       PRICING SPEED:    300
!      ISSUE DATE:       20021201
       SETTLEMENT DATE:  20021230
!
!
!
!
!
  Record date delay: 24
!
!
INITIAL INDEX 1MO_LIBOR  1.850000
!
  TRANCHE "2CA"  _FIX
   Block $   118000000.00 at    5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2CB"  _FIX
   Block $   118209000.00 at    5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2AB"  _SEQ
   Block $   41846000.00 at     5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2AC"  _SEQ
   Block $   13395000.00 at     5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2NAS" _SEQ
   Block $   33500000.00 at     5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2SUB" _SEQ
   Block $   10050000.00 at     5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
!
   class "SEN"  =  "2CA" "2CB" "2AB" "2AC" "2NAS"

   class "SUB"  =  "2SUB"

   class "ROOT"  =  "SEN" "SUB"
!
!
!  CMO Block Payment Rules
--------------------------------------------
  calculate : #SenPct   = 100 * BBAL("SEN")/BBAL("SEN","SUB")
!
  calculate : #SenPrep =                                              _
            if  #SenPct > 100 * ORIG_BBAL("SEN")/ORIG_BBAL("SEN","SUB") _
            then 100                                                _
            else #SenPct + SHIFT% * (100-#SenPct),                  _
     Reduce_SHIFT%_when                                                _
   ((AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and            _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR%) or      _
    (AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and          _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * (SHIFTR% - 0.2)));
!
  calculate : #SenRecv =  MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                          #SenPrep/100 * DELINQ_RECOVER )
!
  calculate :  "SEN" _
    SCHEDULED   PERCENT       V0 = #SenPct , _
    PREPAYMENT  PERCENT LIMIT V1 = #SenPrep , _
    RECOVER     AMOUNT  LIMIT V3 = #SenRecv
!
  calculate: #NasFrac = IF CURMONTH LE 60 THEN 0 ELSE (BBAL("2NAS")) / BBAL("SEN","SUB")
!
  calculate: #NasPrepShift = LOOKUP( "STEP" , CURMONTH , _
                                 60.1 , 0.0 , _
                                 72.1 ,  .3 , _
                                 84.1 ,  .4 , _
                                 96.1 ,  .6 , _
                                108.1 ,  .8 , _
                                120.1 , 1.0 )
!
  calculate: #NasSched = (COLL_P_SCHED + DELINQ_RECOVER)
!
  calculate: #NasPrepay = (COLL_P_PREPAY )

  calculate: #NasPDA = ( #NasSched * #NasFrac ) +            _
                   ( #NasPrepay * #NasFrac * #NasPrepShift )
!
!
  calculate:  "SUB" _
   SCHEDULED   PERCENT = (100 - V0)  ; _
   PREPAYMENT  PERCENT = (100 - V1 ) ; _
   RECOVER     AMOUNT  = MAX( 0, DELINQ_RECOVER - V3 )
!
-------------------------------------------------------
  subject to : CEILING (( #NasPda ))
      pay : SEQUENTIAL ( "2NAS" )
----------------------------------------
      from : CLASS ("SEN")
  subject to : CEILING (( 1000.00 ))
      pay : SEQUENTIAL ( "2CA" )
----------------------------------------
      from : CLASS ("SEN")
  subject to : CEILING (( 1000000.00 ))
      pay : SEQUENTIAL ( "2CB" )
----------------------------------------
      from : CLASS ("SEN")
      pay : SEQUENTIAL ( "2CA" )
----------------------------------------
      from : CLASS ("SEN")
      pay : SEQUENTIAL ( "2CB" )
----------------------------------------
!
----------------------------------------
      from : CLASS ("SEN")
      pay : SEQUENTIAL ( "2AB" )
----------------------------------------
      from : CLASS ("SEN")
      pay : SEQUENTIAL ( "2AC" )
----------------------------------------
      pay : SEQUENTIAL ( "2NAS" )
----------------------------------------
!
 SCHEDULE "SHIFT%"
DECLARE
60     100%
72      70%
84      60%
96      40%
108     20%
120      0%
!
 SCHEDULE "SHIFTR%"
DECLARE
60       0%
72      30%
84      35%
96      40%
108     45%
120     50%
!
!
! Collateral
!
!          Factor    ---Delay---
!  Type     Date       P/Y  BV     Use BV for 0% PSA
    WL    20021201      0    0           TRUE
!
!           Net    Settle   Bond Val
!  Type   Coupon     Day     Percent
    WL     5.750     30      100.00
!

! Pool # Type      Net     Current     Original         ---Fee---         Maturity      Orig
!                Coupon    Factor      Balance        P/Y        BV       P/Y    BV     Term
M 000000 WL 00   5.75000   1.00000   335000000.00   0.70700   -5.75000   358:1    0      360

! ubs.cdi WHOLE_LOAN
!

! Modeled in the Intex CMO Modeling Language, (mg)
! which is copyright (c) 1992 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
       DEALER:           UBS.
       DEAL SIZE:        $ 335872525.16
       PRICING SPEED:    300.000000 PSA
!      ISSUE DATE:       20021201
       SETTLEMENT DATE:  20021230
!
TOLERANCE XRS_BAL 20
!
PASS_THRU_RATE 5.75
!
Record date delay: 24
!
!
INITIAL INDEX 1MO_LIBOR  1.44000
!
!
!
!
  TRANCHE "2AA" SEN_SEQ
   Block $ 129816091.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2CB" SEN_SEQ
   Block $ 17045454.00 at 8.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2FA"  SEN_FLT
   Block $ 17045455.00 at 1.940000 FLOAT _
   Delay 0 Dated 20021225 Next 20030125
   1.000000 * 1MO_LIBOR + 0.500000
   0.000000  8.500000
!
  TRANCHE "2SA"  SEN_NTL_INV
   Block $ 17045455.00 at 6.560000 FLOAT NOTIONAL WITH TRANCHE "2FA" _ Delay 0 Dated 20021225 Next 20030125
   -1.000000 * 1MO_LIBOR + 8.000000
   0.000000  8.000000
!
  TRANCHE "2CA" SEN_SEQ
   Block $ 75000000.00 at 4.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2AB" SEN_SEQ
   Block $ 38918000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2ACA" SEN_SEQ
   Block $ 14146000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125

!
  TRANCHE "NAS" SEN_SEQ
   Block $ 33500000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "SUB" JUN_SEQ
   Block $ 10077152.10 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "AP" SEN_XRS_PO
   Block $ 324373.05 at 0.000000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "IO"  SEN_WAC_IO
   Block $ 318499266.00 at 0.434131 FLOAT NOTIONAL WITH GROUP "PREM"
( COLL_NETRATE("PREM") - PASS_THRU_RATE )
0.   99999.
!
!
!
  CLASS "PO" SHORTFALL_PAYBACK ALLOCATION TRUE        _
             WRITEDOWN_LIMIT BALANCE                  _
             (XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
             = "AP"
!
   class "A" = "2AA" "2CB" "2FA" "2SA" "2CA" "2AB" "2ACA" "NAS" "IO"
!
   class "SEN" NO_EXCESS_SUB = "A" "PO"
!
  class "SUB" = "SUB"
!
!
  CLASS "ROOT"   DISTRIB_CLASS RULES                       _
                 SHORTFALL_PAYBACK ALLOCATION TRUE         _
                 PRORATA_INTSHORT_BASE ACCRUAL = "SEN" "SUB"
!
!
  GROUP "PREM" SUBSET ( POOL("NETRATE") >= PASS_THRU_RATE - 1e-8 ); = 0 GROUP "DISC" SUBSET ( POOL("NETRATE") < PASS_THRU_RATE - 1e-8 ); = 0
!
!
!
!
CMO BLOCK PAYMENT RULES
------------------------
!
  calculate: #POAmt = IF CURDATE GE CROSSOVER_DATE          _
                      THEN XRS_PO_RECOVER * DELINQ_RECOVER  _
                      ELSE DELINQ_RECOVER("DISC")
!
  calculate: #PORecov = MIN( XRS_PO_LIQUIDATE * DELINQ_LIQUIDATE, #POAmt )
!
  calculate: "PO" _
   SCHEDULED   FRACTION  =  XRS_PO_SCHED  , _
   PREPAYMENT  FRACTION  =  XRS_PO_PREPAY , _
   RECOVER     AMOUNT    =  #PORecov
!

!
  calculate : #SenPct   = 100 * BBAL("A")/BBAL("A","SUB")
!
  calculate : #SenPrep =                                              _
              if  #SenPct > 100 * ORIG_BBAL("A")/ORIG_BBAL("A","SUB") _
              then 100                                                _
              else #SenPct + SHIFT% * (100-#SenPct),                  _
    Reduce_SHIFT%_when                                                _
  ((AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and            _
    DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR%) or      _
   (AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and          _
    DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * (SHIFTR% - 0.2)));
!
calculate : #SenRecv = MIN( #SenPct/100 * DELINQ_LIQUIDATE * AMB_LIQUIDATE, _
                               #SenPrep/100 *  ( DELINQ_RECOVER - #PORecov ))
!
calculate :  "A" _
   SCHEDULED   PERCENT        V0  = AMB_SCHED  * #SenPct , _
   PREPAYMENT  PERCENT  LIMIT V1  = AMB_PREPAY * #SenPrep , _
   RECOVER     AMOUNT   LIMIT V3  = #SenRecv
!
  calculate: #NasFrac = IF CURMONTH LE 60 THEN 0 ELSE BBAL("NAS") / BBAL("A","SUB")
!
  calculate: #NasPrepShift = LOOKUP( "STEP" , CURMONTH , _
                                           60.1 , 0.0 , _
                                           72.1 ,  .3 , _
                                           84.1 ,  .4 , _
                                           96.1 ,  .6 , _
                                          108.1 ,  .8 , _
                                          120.1 , 1.0 )
!
  calculate: #NasSched = AMB_SCHED * COLL_P_SCHED + MAX(0, ( DELINQ_RECOVER - #PORecov ))
!
  calculate: #NasPrepay = AMB_PREPAY * COLL_P_PREPAY

  calculate: #NasPDA = ( #NasSched * #NasFrac ) +            _
                          ( #NasPrepay * #NasFrac * #NasPrepShift )
!
 calculate :  #SubRecov = MAX( 0,  DELINQ_RECOVER - V3 - #PORecov )
!
  calculate:  "SUB" _
   SCHEDULED   PERCENT = (100 * AMB_SCHED - V0) ; _
   PREPAYMENT  PERCENT = (100 * AMB_PREPAY - V1 ) ; _
   RECOVER     AMOUNT = #SubRecov
!
----------------------------------------------------
       pay : CLASS ENTIRETY SEQUENTIAL ( "SEN" )
----------------------------------------------------
       pay : CLASS INTEREST SEQUENTIAL  ( "A" )
       pay : CLASS INTSHORT SEQUENTIAL  ( "A" )
       pay : CLASS PRINCIPAL SEQUENTIAL ( "PO", "A")
----------------------------------------------------
       pay : CLASS ENTIRETY SEQUENTIAL ( "SUB" )
----------------------------------------------------
        pay : SEQUENTIAL ("AP")

----------------------------------------------------
 subject to : CEILING ( #NasPDA )
        pay : SEQUENTIAL ("NAS")
----------------------------------------------------
       pay : PRO_RATA ("2AA";"2CB";"2FA";"2CA")
----------------------------------------------------
       pay : SEQUENTIAL ("2AB","2ACA","NAS")
----------------------------------------------------
!
  Schedule "SHIFT%"
Declare
60     100%
72      70%
84      60%
96      40%
108     20%
120      0%
!
  Schedule "SHIFTR%"
Declare
60       0%
72      30%
84      35%
96      40%
108     45%
!
! Collateral
!
!        Factor         ---Delay---
!  Type   Date          P/Y      BV    Use BV for 0% PSA
   WL    20021201      0        0          TRUE
!
!             Net     Settle  Bond Val
!  Type     Coupon     Day     Percent
   WL     5.750     30      100.00
!

! Pool # Type      Net     Current    Original        ---Fee---          Maturity     Orig
!                Coupon    Factor     Balance        P/Y       BV         P/Y   BV    Term
M 000000 WL 00   7.95000   1.00000     298756.37   0.30000   0.30000   327:33   327   327
      NO_CHECK

M 000000 WL 00   7.70000   1.00000     546196.88   0.30000   0.30000   350:10   350   350
      NO_CHECK

M 000000 WL 00   7.45000   1.00000    319047.00    0.30000   0.30000   277:83   277   277
      NO_CHECK

M 000000 WL 00   7.20000   1.00000    1106839.10   0.30000   0.30000   331:29   331   331
      NO_CHECK

M 000000 WL 00   7.07500   1.00000    1669793.79   0.30000   0.30000   328:31   328   328
      NO_CHECK

M 000000 WL 00   6.95000   1.00000     389081.75   0.30000   0.30000    358:2   358   358
      NO_CHECK

M 000000 WL 00   6.82500   1.00000    3338886.77   0.30000   0.30000   348:11   348   348
      NO_CHECK

M 000000 WL 00   6.70000   1.00000   3071153.89    0.30000   0.30000   357:3    357   357
      NO_CHECK

M 000000 WL 00   6.57500   1.00000   11928582.68   0.30000   0.30000   357:2    357   357
      NO_CHECK

M 000000 WL 00   6.45000   1.00000   26231546.96   0.30000   0.30000   358:2    358   358
      NO_CHECK

M 000000 WL 00   6.32500   1.00000   40052660.39   0.30000   0.30000   357:2    357   357
      NO_CHECK

M 000000 WL 00   6.20000   1.00000   74991892.47   0.30000   0.30000   358:1    358   358
      NO_CHECK

M 000000 WL 00   6.07500   1.00000   88098523.26   0.30000   0.30000   358:1    358   358
      NO_CHECK

M 000000 WL 00   5.95000   1.00000   48586525.63   0.30000   0.30000   358:1    358   358
      NO_CHECK

M 000000 WL 00   5.82500   1.00000   16748936.27   0.30000   0.30000   358:1    358   358
      NO_CHECK

M 000000 WL 00   5.70000   1.00000   11255530.73   0.30000   0.30000   351:1    351   351
      NO_CHECK

M 000000 WL 00   5.57500   1.00000    4263598.93   0.30000   0.30000   349:1    349   349
      NO_CHECK

M 000000 WL 00   5.45000   1.00000    1854128.94   0.30000   0.30000   358:1    358   358
      NO_CHECK

M 000000 WL 00   6.45000   1.00000     499569.50   0.30000   0.30000   359:1    359   359
      NO_CHECK      BALLOON 180

M 000000 WL 00   6.20000   1.00000     621273.85   0.30000   0.30000   359:1    359   359
      NO_CHECK      BALLOON 180

! cwalt.cdi
!
! Reverse engineered by and property of Intex Solutions, Inc. (elf)
! Copyright (c) 1999 and all rights reserved. Intex Solutions will
! not be held liable for the accuracy of this data nor for
! the accuracy of information which is derived from this data.
!
!
       DEALER:           UBS
       DEAL SIZE:        $335000000.0
       PRICING SPEED:    300
!      ISSUE DATE:       20021201
       SETTLEMENT DATE:  20021230
!
!
!
!
!
  Record date delay: 24
!
!
INITIAL INDEX 1MO_LIBOR  1.440000
!
  TRANCHE "FA"  _FLT
   Block $  73815312.00 at 1.990000 FLOAT _
   Delay 0 Dated 20021225 Next 20030125
   1.000000 * 1MO_LIBOR + 0.550000
   0.000000  8.500000
!
  TRANCHE "SA"  _NTL_INV
   Block $ 73815312.00 at 6.510000 FLOAT NOTIONAL WITH TRANCHE "FA" _ Delay 0 Dated 20021225 Next 20030125
   -1.000000 * 1MO_LIBOR  + 7.950000
   0.000000  7.950000
!
  TRANCHE "CA" _SEQ
   Block $  162393688.00 at 4.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "AB" _SEQ
   Block $  41846000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "AC" _SEQ
   Block $  13395000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "NAS" _SEQ
   Block $  33500000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2SUB" _SEQ
   Block $  10050000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
!
   class "SEN" = "FA" "SA" "CA" "AB" "AC" "NAS" class "SUB" = "2SUB"

   class "ROOT" = "SEN" "SUB"
!
!
!  CMO Block Payment Rules
------------------------------------------
   calculate : #SenPct  = 100 * BBAL("SEN")/BBAL("SEN","SUB")
!
   calculate : #SenPrep =                                             _
            if #SenPct > 100 * ORIG_BBAL("SEN")/ORIG_BBAL("SEN","SUB") _
            then 100                                              _
            else #SenPct + SHIFT% * (100-#SenPct),                _
     Reduce_SHIFT%_when                                             _
   ((AVG_DELINQ_BAL(2,1) <= 50% * BBAL("SUB") and             _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR%) or      _
    (AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and          _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * (SHIFTR% - 0.2)));
!
  calculate : #SenRecv =  MIN( #SenPct/100 * DELINQ_LIQUIDATE, _
                       #SenPrep/100 * DELINQ_RECOVER )
!
  calculate : "SEN" _
    SCHEDULED   PERCENT        V0  = #SenPct , _
    PREPAYMENT  PERCENT  LIMIT V1  = #SenPrep , _
    RECOVER     AMOUNT   LIMIT V3  = #SenRecv
!
   calculate: #NasFrac = IF CURMONTH LE 60 THEN 0 ELSE (BBAL("NAS")) / BBAL("SEN","SUB")
!
   calculate: #NasPrepShift = LOOKUP( "STEP" , CURMONTH , _
                                  60.1 , 0.0 , _
                                  72.1 ,  .3 , _
                                  84.1 ,  .4 , _
                                  96.1 ,  .6 , _
                                 108.1 ,  .8 , _
                                 120.1 , 1.0 )
!
   calculate: #NasSched = (COLL_P_SCHED + DELINQ_RECOVER)
!
   calculate: #NasPrepay = ( COLL_P_PREPAY )

   calculate: #NasPDA = ( #NasSched * #NasFrac ) +            _
                     ( #NasPrepay * #NasFrac * #NasPrepShift )
!
!
   calculate:  "SUB" _
    SCHEDULED   PERCENT  = (100 - V0)  ; _
    PREPAYMENT  PERCENT  = (100 - V1 ) ; _
    RECOVER     AMOUNT   = MAX( 0, DELINQ_RECOVER - V3 )
!
-------------------------------------------------------
  subject to : CEILING (( #NasPda ))
     pay : SEQUENTIAL ( "NAS" )
----------------------------------------
     from : CLASS ("SEN")
     pay : PRO_RATA ( "FA"; "CA" )
----------------------------------------
     from : CLASS ("SEN")
     pay : SEQUENTIAL ( "AB", "AC" )
----------------------------------------
     pay : SEQUENTIAL ( "NAS" )
----------------------------------------
!
  SCHEDULE "SHIFT%"
DECLARE
60     100%
72      70%
84      60%
96      40%
108     20%
120      0%
!
  SCHEDULE "SHIFTR%"
DECLARE
60       0%
72      30%
84      35%
96      40%
108     45%
120     50%
!
!
! Collateral
!
!      Factor        ---Delay---
!  Type     Date      P/Y   BV      Use BV for 0% PSA
    WL    20021201     0    0             TRUE
!
!          Net     Settle   Bond Val
!  Type   Coupon    Day     Percent
    WL     5.750     30      100.00
!

! Pool # Type      Net     Current     Original         ---Fee---         Maturity      Orig
!                Coupon    Factor      Balance        P/Y        BV       P/Y    BV     Term
M 000000 WL 00   5.75000   1.00000   335000000.00   0.70700   -5.75000   358:1    0      360

! ubs.cdi
!
! Reverse engineered by and property of Intex Solutions, Inc. (elf) ! Copyright (c) 1999 and all rights reserved. Intex Solutions will ! not be held liable for the accuracy of this data nor for
! the accuracy of information which is derived from this data.
!
!
       DEALER:           UBS.
       DEAL SIZE:        $ 335000000.00
       PRICING SPEED:    300 %
!      ISSUE DATE:       20021201
       SETTLEMENT DATE:  20021230
!
!
  Record date delay: 24
!
INITIAL INDEX 1MO_LIBOR  1.850000
!
!
!
!
  TRANCHE "2A575" _SEQ
   Block $ 10968750.00 at      5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "PM1" _SEQ
   Block $ 914062.00 at      8.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2A550" _SEQ
   Block $ 10054688.00 at      5.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "PM2" _SEQ
   Block $ 1687500.00 at      8.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2A525" _SEQ
   Block $ 9281250.00 at      5.250000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "PM3" _SEQ
   Block $ 2350446.00 at      8.500000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2A500" _SEQ
   Block $ 8618304.00 at      5.000000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "D1"  _SEQ
   Block $   192334000.00 at    5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2AB" _SEQ
   Block $ 41846000.00 at      5.750000 _
   Delay 24 Dated 20021201 Next 20030125

!
  TRANCHE "2AC" _SEQ
   Block $ 13395000.00 at      5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "2NAS" _SEQ
   Block $ 33500000.00 at      5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
  TRANCHE "SUB" _SEQ
   Block $ 10050000.00 at 5.750000 _
   Delay 24 Dated 20021201 Next 20030125
!
!
   class "SEN" = "2A575" "PM1" "2A550" "PM2" "2A525" "PM3" "2A500" "D1" "2AB"
"2AC" "2NAS"

   class "SUB"  =  "SUB"

   class "ROOT"  =  "SEN" "SUB"
!
!
!  CMO Block Payment Rules
--------------------------------------------
   calculate : #SenPct   = 100 * BBAL("SEN")/BBAL("SEN","SUB")
!
   calculate : #SenPrep =                                              _
             if  #SenPct > 100 * ORIG_BBAL("SEN")/ORIG_BBAL("SEN","SUB") _
             then 100                                                _
             else #SenPct + SHIFT% * (100-#SenPct),                  _
     Reduce_SHIFT%_when                                                _
   ((AVG_DELINQ_BAL(2,1)  <= 50% * BBAL("SUB") and            _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * SHIFTR%) or      _
    (AVG_DELINQ_BAL(2,3) <= 4% * AVG_BALANCE(3)  and          _
     DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * (SHIFTR% - 0.2)));
!
  calculate : #SenRecv =  MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                        #SenPrep/100 * DELINQ_RECOVER )
!
  calculate :  "SEN" _
    SCHEDULED   PERCENT        V0  = #SenPct , _
    PREPAYMENT  PERCENT  LIMIT V1  = #SenPrep , _
    RECOVER     AMOUNT   LIMIT V3  = #SenRecv,
!
   calculate: #NasFrac = IF CURMONTH LE 60 THEN 0 ELSE (BBAL("2NAS")) / BBAL("SEN","SUB")
!
   calculate: #NasPrepShift = LOOKUP( "STEP" , CURMONTH , _
                                    60.1 , 0.0 , _
                                    72.1 ,  .3 , _
                                    84.1 ,  .4 , _
                                    96.1 ,  .6 , _
                                   108.1 ,  .8 , _
                                   120.1 , 1.0 )
!
   calculate: #NasSched  = (COLL_P_SCHED + DELINQ_RECOVER)
!

   calculate: #NasPrepay = ( COLL_P_PREPAY )

   calculate: #NasPDA = ( #NasSched * #NasFrac ) +            _
                     ( #NasPrepay * #NasFrac * #NasPrepShift )
!
!
   calculate:  "SUB" _
    SCHEDULED   PERCENT   = (100 - V0)  ; _
    PREPAYMENT  PERCENT   = (100 - V1 ) ; _
    RECOVER     AMOUNT    = MAX( 0, DELINQ_RECOVER - V3 )
!
-------------------------------------------------------
  subject to : CEILING (( #NasPda ))
     pay : PRO_RATA ( "2NAS" )
-----------------------------------------
!
---------------------------------------
      from : CLASS ("SEN")
     pay : PRO_RATA ("PM1";"2A575";"2A550";"2A525";"2A500";"PM2";"PM3";"D1")
     pay : SEQUENTIAL("2AB", "2AC","2NAS")
---------------------------------------
!
!
!
 SCHEDULE "SHIFT%"
DECLARE
60     100%
72      70%
84      60%
96      40%
108     20%
120      0%
!
 SCHEDULE "SHIFTR%"
DECLARE
60       0%
72      30%
84      35%
96      40%
108     45%
120     50%
!
! Collateral
!
!          Factor    ---Delay---
!  Type     Date       P/Y   BV    Use BV for 0% PSA
    WL    20021201      0    0           TRUE
!
!           Net    Settle   Bond Val
!  Type   Coupon    Day     Percent
    WL    5.750      30     100.00
!

! Pool     # Type     Net     Current    Original         ---Fee---         Maturity      Orig
!                   Coupon    Factor     Balance         P/Y        BV       P/Y    BV    Term
M 000000    WL 00   5.75000   1.00000   335000000.00   0.70700   -5.75000   358:1   0      360